MML SERIES INVESTMENT FUND
Supplement dated May 22, 2001 to the
Prospectus dated May 1, 2001

                  Effective immediately, the description of Massachusetts Financial Services Company under the section titled About the Investment Adviser and Sub-Advisers is replaced in its entirety by the following:

Massachusetts Financial Services Company (“MFS”) manages the investments of the MML Growth Equity Fund. MFS had approximately $141 billion in assets under management as of December 31, 2000. MFS is an indirect, wholly-owned subsidiary of SunLife Assurance Company of Canada.

Stephen Pesek

is the portfolio manager of the MML Growth Equity Fund. Mr. Pesek has been a portfolio manager with MFS since 1994. Mr. Pesek is a senior vice president of MFS and manages other portfolios with investment objectives similar to that of the Fund.

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